Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Steven S. Sintros, President and Chief Executive Officer of UniFirst Corporation (the “Company”), do hereby certify, to the best of my knowledge, that:

(1)	The Company’s Annual Report on Form 10-K for the year ended August 25, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 22, 2018	By:	/s/ Steven S. Sintros
Steven S. Sintros
President and Chief Executive Officer (Principal Executive Officer)